                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  __________

                                   FORM T-1

                      Statement of Eligibility Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee

                     U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

          United States                                           41-0257700
     (State of Incorporation)                                 (I.R.S. Employer
                                                             Identification No.)

         U.S. Bank Trust Center
         180 East Fifth Street
          St. Paul, Minnesota                                        55101
(Address of Principal Executive Offices)                           (Zip Code)

                          EMPRESS ENTERTAINMENT, INC.
                      EMPRESS CASINO HAMMOND CORPORATION
                       EMPRESS CASINO JOLIET CORPORATION
                   EMPRESS RIVER CASINO FINANCE CORPORATION
                          HAMMOND RESIDENTIAL, L.L.C.
            (Exact name of Registrant as specified in its charter)



      Delaware                                                     36-3932031
      Indiana                                                      36-3865868
      Illinois                                                     36-3740765
      Delaware                                                     36-3929804
      Indiana
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)


      2300 Empress Drive
      Joliet, Illinois                                             60436
(Address of Principal Executive Offices)                         (Zip Code)


                   8 1/8% Senior Subordianted Notes due 2006
                      (Title of the Indenture Securities)
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                                    GENERAL
                                    -------

1.   General Information  Furnish the following information as to the Trustee.
     -------------------

     (a) Name and address of each examining or supervising authority to which it is subject.
               Comptroller of the Currency
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.
               Yes

2.   AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS  If the obligor or any
     ------------------------------------------
     underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.  LIST OF EXHIBITS  List below all exhibits filed as a part of this statement
     ----------------
     of eligibility and qualification.

     1.   Copy of Articles of Association.*

     2.   Copy of Certificate of Authority to Commence Business.*

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

     4.   Copy of existing By-Laws.*

     5.   Copy of each Indenture referred to in Item 4.  N/A.

     6.   The consents of the Trustee required by Section 321 (b) of the act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority is incorporated by reference to Registration Number 333-53211.

     * Incorporated by reference to Registration Number 22-27000.


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                                     NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 13th day of July, 1998.


                                            U.S. BANK TRUST NATIONAL ASSOCIATION


                                            /s/ Richard H. Prokosch
                                            -----------------------------
                                            Richard H. Prokosch
                                            Assistant Vice President


/s/ Judith M. Zuzek
-------------------------
Judith M. Zuzek
Assistant Secretary



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                                   EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: July 13, 1998


                                            U.S. BANK TRUST NATIONAL ASSOCIATION


                                            /s/ Richard H. Prokosch
                                            ------------------------
                                            Richard H. Prokosch
                                            Assistant Vice President